  July 29, 2016

Summary
Prospectus

Victory RS Small Cap Growth Equity VIP Series

Class I

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated July 29, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFundLiterature.com.

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information, call your participating insurance company.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RSInvestments.com

Victory RS Small Cap Growth Equity VIP Series Summary

Investment Objective

The Series seeks to provide long-term capital growth.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses (expenses are deducted from Series assets as a percentage of average daily net assets)	Class I Shares
Management Fees	0.75%
Distribution (12b-1) Fees	N/A
Other Expenses(1)	0.11%
Total Annual Fund Operating Expenses(2)	0.86%

(1)"Other Expenses" reflect historical contractual expenses of the predecessor fund, adjusted to reflect estimated expenses for the current fiscal year.

(2)Victory Capital Management Inc., the Series' investment adviser, ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses through at least July 29, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.88%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement or at the time of recoupment or reimbursement. This agreement may only be terminated by the Series' Board of Trustees.

Victory RS Small Cap Growth Equity VIP Series Summary (continued)

Fees and Expenses of the Series (continued)

Example

This example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Series' operating expenses remain the same as shown above. The example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$88	$274	$477	$1,061

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 88% of the average value of its portfolio.

Victory RS Small Cap Growth Equity VIP Series Summary (continued)

Investments, Risks, and Performance

Principal Investment Strategies

The Series invests, under normal circumstances, at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Adviser considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $7.3 billion, based on the size of the largest company in the Index on March 31, 2016), whichever is greater. The Series typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies that the Adviser believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. The Adviser seeks to categorize each potential investment based on its view of a company's stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on the Adviser's expectation of the potential reward relative to risk of each security based in part on the Adviser's proprietary earnings calculations.

There is no guarantee that the Series will achieve its objective.

Principal Risks

The Series' investments are subject to the following principal risks.

■  Equity Securities Risk. The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

■  Investment Style Risk. A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

■  Small Companies Risk. Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

■  Overweighting Risk. Overweighting investments in companies relative to the Series' primary benchmark increases the risk that the Series will underperform its primary benchmark because a general decline in the prices of stocks in such companies will affect the Series to a greater extent than its primary benchmark.

■  Underweighting Risk. When the Series underweights its investment in companies relative to the Series' primary benchmark, the Series will participate in any general increase in the value of such companies to a lesser extent than the Series' primary benchmark.

■  Focused Investment Risk. Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of the Series' shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely to the extent they were to cause the Series' cash position or cash requirements to exceed normal levels.

■  Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Series expenses.

■  Cash Position Risk. To the extent the Series holds assets in cash and cash equivalents, the ability of the Series to meet its objective may be limited.

Victory RS Small Cap Growth Equity VIP Series Summary (continued)

■  Management Risk. The Adviser's investment process may produce incorrect judgments about the value of a particular asset and may not produce the desired results.

■  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Series' investments and may lead to increased redemptions. In addition, the Series, by itself or together with other accounts managed by the Adviser may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

■  Foreign Securities Risk. Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Victory RS Small Cap Growth Equity VIP Series Summary (continued)

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series' performance from year to year and by showing how the Series' average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance and an additional index. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If such fees and expenses were reflected, the returns would be lower than those shown. The Series' past performance is not an indication of future performance. Updated performance information for the Series is available at https://www.guardianlife.com/annuities/prices-and-performance.

The performance information for the Series' Class I shares reflects the historical performance of the Class I shares of the RS Small Cap Growth Equity VIP Series, a series of RS Variable Products Trust (the predecessor to the Series managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Series' performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Series.

Annual Total Return for Class I Shares

(calendar year-end)

Best Quarter	Second Quarter 2009	18.99%
Worst Quarter	Third Quarter 2011	-23.23%

Victory RS Small Cap Growth Equity VIP Series Summary (continued)

Average Annual Total Returns (periods ended 12/31/15)	1 Year	5 Years	10 Years	Since Inception (5/1/97)
Class I Shares	0.62%	13.43%	10.12%	9.67%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.38%	10.67%	7.95%	6.80%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%	7.98%

Management of the Series

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Series' investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Series are members of the Adviser's RS Investments investment team (referred to as an investment franchise).

Investment Team

Stephen J. Bishop is a Portfolio Manager of RS Investments and has been a co-portfolio manager and analyst of the Series (including the predecessor fund) since 2009.

Melissa Chadwick-Dunn is a Portfolio Manager of RS Investments and has been a co-portfolio manager and analyst of the Series (including the predecessor fund) since 2009.

D. Scott Tracy, CFA, is a Portfolio Manager of RS Investments and has been a co-portfolio manager and analyst of the Series (including the predecessor fund) since 2009.

Christopher W. Clark, CFA, is a Portfolio Manager of RS Investments and has been a co-portfolio manager of the Series (including the predecessor fund) since 2014 and an analyst of the Series since 2007.

Victory RS Small Cap Growth Equity VIP Series Summary (continued)

Tax Information

The Series' distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary's or insurance company's website for more information.

Victory Funds

4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144

VVIF-RS-SCGEVIP-SUMPRO (7/16)